AMENDMENT TO PLEDGE AGREEMENTS	Exhibit 10.2

THIS AMENDMENT TO PLEDGE AGREEMENTS (this “Amendment”), dated February 2, 2012, is entered into by and among MERRILL LYNCH CAPITAL SERVICES, INC. (“MLCS”), MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED (“MLPFS”) and MUNIMAE TEI HOLDINGS LLC (“TEI”).

WHEREAS, MLCS and TEI entered into that certain Pledge Agreement (MLCS/MMA Financial) dated March 6, 2008, as amended, supplemented and/or restated from time to time (the “MFH Pledge Agreement”), pursuant to which certain equity interests in MuniMae TE Bond Subsidiary, LLC owned by TEI were pledged to secure TEI’s obligations with respect to the Swap Agreement as defined therein dated June 14, 2004 as amended, restated and/or supplemented from time to time;

WHEREAS, MLCS and TEI entered into that certain Pledge Agreement (MLCS/TEI) dated March 6, 2008, as amended, supplemented and/or restated from time to time (the “TEI Pledge Agreement”), pursuant to which certain equity interests in MuniMae TE Bond Subsidiary, LLC owned by TEI were pledged to secure TEI’s obligations with respect to the Swap Agreement as defined therein dated December 5, 2003 as amended, restated and/or supplemented from time to time;

WHEREAS, MLCS and TEI entered into that certain Pledge Agreement (MLCS/MuniMae) dated March 6, 2008, as amended, supplemented and/or restated from time to time (the “MMA Pledge Agreement”), pursuant to which certain equity interests in MuniMae TE Bond Subsidiary, LLC owned by TEI were pledged to secure TEI’s obligations with respect to the Swap Agreement as defined therein dated April 28, 1997 as amended, restated and/or supplemented from time to time;

WHEREAS, MLCS and TEI entered into that certain Pledge Agreement (MLCS/MMA Realty) dated March 6, 2008, as amended, supplemented and/or restated from time to time (the “MRC Pledge Agreement”), pursuant to which certain equity interests in MuniMae TE Bond Subsidiary, LLC owned by TEI were pledged to secure TEI’s obligations with respect to the Swap Agreement as defined therein dated February 1, 2007 as amended, restated and/or supplemented from time to time;

WHEREAS, MLCS, MLPFS and TEI entered into that certain Pledge Agreement dated March 6, 2008, as amended, supplemented and/or restated from time to time (the “MLCS/MLPFS Pledge Agreement”), pursuant to which certain equity interests in MuniMae TE Bond Subsidiary, LLC owned by TEI were pledged to secure TEI’s obligations with respect to the 2005 Pledge Agreement as defined therein as amended, restated and/or supplemented from time to time;

WHEREAS, MLCS, MLPFS and TEI entered into that certain Supplement to Guarantees and Pledge Agreements dated June 9, 2010, as amended, restated and/or supplemented from time to time (the “Supplemental Pledge Agreement”), pursuant to which the TE Bond Sub Membership Interest as defined therein was pledged to secure the Supplemented Obligations as defined therein;

WHEREAS, certain of the Swap Agreements described above are the subject of that certain Second Amended and Restated Forbearance Agreement, dated as of the date hereof (as amended, restated and/or supplemented from time to time, the “Forbearance Agreement”), pursuant to which, during the Forbearance Period described therein and provided that certain conditions specified therein remain satisfied, MLCS and MLPFS have agreed to forbear from exercising and from directing others to exercise certain rights and remedies with respect to the Subject Event of Default described therein;

WHEREAS, the parties hereto desire to amend the Pledge Agreements and the Supplemental Pledge Agreement referred to above (collectively, the “Pledges”) as described in this Amendment; and

NOW THEREFORE, in consideration of the foregoing and of the mutual covenants herein set forth, the parties hereto hereby agree as follows:

Section 23. Amendment to Pledges. The Pledges are hereby amended to provide that the pledge of the equity interests in MuniMae TE Bond Subsidiary, LLC owned by TEI to MLCS and MLPFS under the Pledges, together with the related guarantees of TEI secured thereby, shall terminate upon satisfaction of the following conditions (collectively, the “Pledge Release Terms”):

(i)            All of the Forbearance Release Terms (as defined in the Forbearance Agreement) were satisfied and, as applicable, remain satisfied;

(ii)           The Letter of Credit No. WCERS 2005-01 posted under the MLCS/MMA Financial Swap Agreement is replaced with Eligible Collateral;

(iii)          Any exposure of MLCS or MLPFS related to transactions with any MuniMae Entity is fully collateralized in a manner satisfactory to MLCS and MLPFS in their sole and absolute discretion;

(iv)          Under any agreement by and among MLCS, MLPFS, any MuniMae Entity and/or MuniMae TE Bond Subsidiary, LLC, there exists no breach, Event of Default or Termination Event, as applicable, in respect of any MuniMae Entity and/or MuniMae TE Bond Subsidiary, LLC; and

(v)           Delivery of an amendment to each of the Swap Agreements pursuant to which TEI shall covenant not to pledge, sell or transfer the equity interests in MuniMae TE Bond Subsidiary, LLC, in whole or in part, without the prior written consent of MLCS and MLPFS exercised in their sole and absolute discretion.

Section 24. Ratification. As expressly amended hereby, the Pledges, and all documents relating to and securing the same, shall continue in full force and effect as expressly modified herein, are hereby ratified and confirmed in all particulars and constitute the valid and binding obligations enforceable against TEI in accordance with their terms.

Section 3. Counterparts. This Amendment may be exercised in multiple counterparts, each of which shall constitute an original, but all of which together shall constitute one and the same instrument.

Section 4. Definitions. Any capitalized term used in this Amendment and not defined herein shall have the meaning ascribed to such term in the Pledges or the Forbearance Agreement, as applicable.

Section 5. Representations. Each party hereto hereby, including each party acknowledging and consenting to this Amendment, represents and warrants that it has been duly authorized to execute this Amendment (including obtaining all necessary consents), that its signature page has been validly executed, and that, as applicable, the related Swap Agreement to which it is a party, as hereby amended, constitute the valid and binding obligations enforceable against such party in accordance with their terms.

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[Signature page to Amendment to Pledge Agreements]

MERRILL LYNCH CAPITAL SERVICES, INC.

By:	/s/ Daniel Nussbaum
Daniel Nussbaum
Authorized Signatory

[Signature page to Amendment to Pledge Agreements]

MUNIMAE TEI HOLDINGS, LLC

By:	/s/ Gary A. Mentesana
Name:	Gary A. Mentesana
Title:	Executive Vice President

[Signature page to Amendment to Pledge Agreements]

MERRILL, LYNCH, PIERCE, FENNER & SMITH INCORPORATED

By:	/s/ Daniel Nussbaum
Daniel Nussbaum
Authorized Signatory

[Signature page to Amendment to Pledge Agreements]

Acknowledged and Consented to By:

MMA Realty Capital, LLC

By:	/s/ Gary A. Mentesana
Name:	Gary A. Mentesana
Title:	Executive Vice President

Municipal Mortgage and Equity, LLC

By:	/s/ Gary A. Mentesana
Name:	Gary A. Mentesana
Title:	Executive Vice President

MMA FINANCIAL HOLDINGS, INC.

By:	/s/ Gary A. Mentesana
Name:	Gary A. Mentesana
Title:	Executive Vice President